Exhibit 99.2

FOR IMMEDIATE RELEASE

Filed by W. P. Carey & Co. LLC

Pursuant to Rule 425 under the Securities Act of 1933

and deemed filed pursuant to Rule 14a-12 of the Securities Exchange Act of 1934

Subject Company: W. P. Carey & Co. LLC

(Commission File Number: 001-13779)

COMPANY CONTACT:	PRESS CONTACT:
Cheryl Perry	Guy Lawrence
W. P. Carey & Co. LLC	Ross & Lawrence
212-492-8995	212-308-3333
mailto:dkeating@wpcarey.comcperry@wpcarey.comgblawrence@rosslawpr.com

W. P. Carey Announces Proposed Acquisition of CPA®:15

and Conversion to REIT

NEW YORK, NY – February 21, 2012 – Investment firm W. P. Carey & Co. LLC (“W. P. Carey”) announced today that its Board of Directors has approved its conversion to a real estate investment trust (“REIT”) and that its Board of Directors and the Board of Directors of its publicly held, non-traded REIT affiliate, Corporate Property Associates 15 Incorporated (“CPA®:15”), have unanimously approved a definitive merger agreement pursuant to which W. P. Carey will acquire CPA®:15 immediately following the REIT conversion. Under the terms of the proposed merger, CPA®:15 stockholders will receive $1.25 in cash and 0.2326 of a share of W.P Carey common stock for each CPA®:15 share at closing. The transaction values CPA®:15 at $2.6 billion, including the assumption of CPA®:15 debt of $1.2 billion, as of December 31, 2011. The new REIT, to be named W. P. Carey Inc., will continue to trade on the New York Stock Exchange under the symbol WPC (NYSE: WPC). The conversion to a REIT is subject to the approval of W. P. Carey shareholders and the merger is subject to approval of both the shareholders of W. P. Carey and the stockholders of CPA®:15.

Following the merger, W. P. Carey Inc. is expected to have a total equity market capitalization of approximately $3 billion, total market capitalization of $5 billion and a portfolio of 43 million square feet of corporate real estate leased to 135 companies around the world. W. P. Carey Inc. will continue to manage the firm’s Corporate Property Associates (CPA®) series of publicly held, non-traded REITs.

The proposed merger is expected to be accretive to both AFFO per share and CAD per share for W. P. Carey. W. P. Carey currently anticipates that, following the transactions, the new REIT will increase its annual dividend to $2.60 per share to maintain compliance with REIT tax requirements.

W. P. Carey believes that the benefits of the proposed merger and conversion to REIT status include:

—	Significant increase in W. P. Carey Inc.’s scale and real estate under ownership

—	Increased financial strength and flexibility to access capital for growth

—	Enhanced cash available for continued dividend growth

—	Simplified tax reporting for shareholders

—	Further diversification of its shareholder base over time, including from active and passive REIT investors

W. P. Carey President and CEO Trevor Bond commented, “We believe that the proposed merger and REIT conversion are in the best interests of both W. P. Carey and CPA®:15 investors. In addition to providing liquidity for CPA®:15 investors, this transaction will enhance our strength and flexibility, with a larger balance sheet and more diversified portfolio. Over the long-term, we believe it will allow us to capitalize on new opportunities that are consistent with our established investment parameters and our overall business strategy of growing assets under ownership and enhancing shareholder value.”

BofA Merrill Lynch is acting as financial advisor to W.P. Carey and DLA Piper LLP (US) is acting as the legal advisor to W.P. Carey. Deutsche Bank is acting as financial advisor to CPA®:15 and Clifford Chance LLP is acting as legal advisor to CPA®:15.

A joint proxy statement/prospectus will be filed on Form S-4 with the Securities and Exchange Commission, which will describe the proposed merger and REIT conversion. Completion of the transactions is subject to receipt of all third-party consents as well as the approval of shareholders and stockholders of both companies and satisfaction of customary closing conditions. The transactions are currently expected to close by the third quarter of 2012, although there can be no assurance of such timing.

CONFERENCE CALL & WEBCAST

Please call at least 10 minutes prior to call to register.

Time: Wednesday, February 22 at 10:30 AM (ET)

Call-in Number: 1-866-524-3160

(International) + 1-412-317-6760

Webcast: www.wpcarey.com/merger

W. P. Carey & Co. LLC

W. P. Carey & Co. LLC (NYSE: WPC) owns and manages a global investment portfolio of approximately $12 billion. W. P. Carey provides companies worldwide with long term sale leaseback and build to suit financing and engages in other types of real estate-related investment. Publicly traded on the New York Stock Exchange (WPC), W. P. Carey and its CPA® series of income-generating, non-traded REITs help companies and private equity firms unlock capital tied up in real estate assets. The W. P. Carey Group’s investments are highly diversified, comprising contractual agreements with approximately 288 long term corporate tenants spanning 28 industries and 18 countries. www.wpcarey.com

Cautionary Statement Concerning Forward-Looking Statement:

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of W. P. Carey and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These forward-looking statements include, but are not limited to, statements regarding the benefits of the REIT Conversion and the Merger, integration plans and expected synergies, the expected benefits of the REIT Conversion, anticipated future financial and operating performance and results, including estimates of growth, and the expected timing of completion of the proposed REIT Conversion and the Merger. These statements are based on the current expectations of the management of W. P Carey. It is important to note that W. P. Carey’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in W. P. Carey’s filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including: (a) Item 1A. Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the SEC on February 25, 2011 and (b) in the Current Report on Form 8-K filed with the SEC on June 10, 2011. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that W. P. Carey will file with the SEC in connection with the proposed REIT Conversion and the Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the rules and regulations of the SEC, W. P. Carey does not undertake any obligation to release publicly any revisions to the forward-looking statements to reflect events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.

Additional Information and Where to find it:

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. W. P. Carey intends to file a registration statement on Form S-4 that will include a joint proxy statement / prospectus and other relevant documents to be mailed by W. P. Carey and CPA®:15 to their respective security holders in connection with the proposed REIT Conversion and the Merger. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT / PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT W. P. CAREY, CPA®:15 AND THE PROPOSED REIT CONVERSION AND MERGER. INVESTORS ARE URGED TO READ THESE

DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY. Investors will be able to obtain these materials (when they become available) and other documents filed with the SEC free of charge at the SEC’s website (http://www.sec.gov). In addition, these materials (when they become available) will also be available free of charge by accessing W. P. Carey’s website (http://www.wpcarey.com) or by accessing CPA®:15’s website (http:www.cpa15.com). Investors may also read and copy any reports, statements and other information filed by W. P. Carey or CPA®:15, with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Proxy Solicitation:

Information regarding W. P. Carey’s directors and executive officers is available in its proxy statement filed with the SEC by W. P. Carey on April 29, 2011 in connection with its 2011 annual meeting of shareholders, and information regarding CPA®:15’s directors and executive officers is available in its proxy statement filed with the SEC by CPA®:15 on April 29, 2011 in connection with its 2011 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.